Exhibit 99.1

Energy XXI Reports Audited Fiscal Year-end Results

And Provides Operational Update

•	Full-year volumes rise 13 percent to average 21,800 BOE per day
•	Fiscal 2010 EBITDA totaled $284 million
•	Exploration and development program advances

HOUSTON – Sept. 7, 2010 – Energy XXI (NASDAQ: EXXI) (AIM: EXXI) today announced audited fiscal fourth-quarter and full-year financial and operating results for the period ended June 30, 2010, and provided an operational update.
For the full year, earnings before interest, taxes, depreciation, depletion and amortization (EBITDA) was $283.7 million, compared with $277.0 million in fiscal 2009.  The company reported net income available for common shareholders of $23.0 million ($0.56 per share – diluted) for fiscal 2010, on revenues of $498.9 million and production of 21,800 barrels of oil equivalent per day (BOE/d).  These results compare with a net loss for fiscal 2009 of $571.6 million ($19.77 per share), which included the impact of non-cash ceiling test write-downs.
For the 2010 fiscal fourth quarter, EBITDA totaled $78.8 million on revenues of $139.4 million, as volumes averaged 25,300 BOE/d.   These results compared with 2009 fiscal fourth-quarter EBITDA of $66.5 million on revenues of $101.1 million and volumes of 18,700 BOE/d.  Net income available for common shareholders in the 2010 fiscal fourth quarter totaled $10.1 million ($0.20 per share – diluted), compared with a fiscal 2009 fourth-quarter net loss of $17.2 million ($0.59 per share).
“As we pre-announced last month, Energy XXI achieved significant growth in fiscal 2010, including a 42 percent increase in proved reserves and a similar increase in daily production rates from June 2009 to June 2010,” Energy XXI Chairman and CEO John Schiller said.  “Our oil-focused production portfolio continues to generate industry-leading margins, providing more than enough cash to fund the capital program and to reduce debt, even as we press ahead with exploration and development activity at the high-potential ultra-deep-shelf play. We currently expect first production from the Davy Jones discovery in the second half of next calendar year, less than 20 months after finishing drilling the discovery well.  Drilling is progressing at the Davy Jones offset well, and we are encouraged with the drilling of the Blackbeard East exploration well.  Fiscal 2011 is shaping up to be a watershed year for Energy XXI.”

Shelf Exploration and Development Activity
Energy XXI has remained active within its core producing properties and has received permits to perform workovers, recompletions and sidetracks for wells in its Main Pass 61, South Timbalier 21, East Cameron 334 and Eugene Island 275 and 330 fields.  To date, none of the company’s production, drilling activities or future plans has been materially affected by the deepwater Gulf of Mexico oil spill.
Within the ultra-deep shelf program, including Davy Jones and Blackbeard West, the McMoRan-operated partnership (in which the company has various interests) has identified 15 sub-salt prospects in shallow water near existing infrastructure.  The partnership’s near-term sub-salt-shelf drilling plans include the Blackbeard East and Lafitte exploratory wells and the delineation well at Davy Jones.
In February 2010, the Davy Jones discovery well on South Marsh Island Block 230 was drilled to a total depth of 29,000 feet.  As reported in January 2010, McMoRan logged 200 net feet of pay in multiple Eocene/Paleocene (Wilcox) sands in the well.  In March 2010, a production liner was set and the well was temporarily abandoned until necessary equipment for the completion is available.  Flow testing will be required to confirm the ultimate hydrocarbon flow rates from the well.  Long-lead-time equipment needed to complete, test and produce the well has been ordered, with first flow expected in the third calendar quarter of 2011.
On April 7, 2010, the partnership commenced drilling the Davy Jones offset appraisal well (Davy Jones #2) on South Marsh Island Block 234, two and a half miles southwest of the discovery well. The well is drilling below 15,000 feet on its way to a proposed total depth of 29,950 feet. Davy Jones #2 is expected to test similar sections up-dip to the discovery well, as well as deeper objectives, including potential additional Wilcox and possibly Cretaceous (Tuscaloosa) sections.
Davy Jones involves a large structure encompassing four lease blocks (20,000 acres). Energy XXI is funding 14.1 percent of the exploratory costs to earn a 15.8 percent working interest and 12.6 percent net revenue interest in Davy Jones.  The company’s investment in both wells at Davy Jones to date has totaled about $27 million.
The Blackbeard East exploration well commenced drilling on March 8, 2010 and is drilling below 21,500 feet. The well, which is located in 80 feet of water on South Timbalier Block
144, has a proposed total depth of 29,950 feet, targeting Middle and Deep Miocene objectives seen below 30,000 feet in Blackbeard West, nine miles away, as well as younger Miocene objectives.  Energy XXI is funding 16 percent of the exploratory costs to earn an 18 percent working interest and 14.35 percent net revenue interest in Blackbeard East. The company’s investment in the well to date has totaled about $14 million.
The Lafitte exploration well is expected to commence drilling in 2010 with Energy XXI funding 16 percent of the exploratory costs to earn an 18 percent working interest and a 14.6 percent net revenue interest.  Like Blackbeard East, Lafitte will target Middle and Deep Miocene objectives. Lafitte is located on Eugene Island Block 223 in 140 feet of water.

ENERGY XXI (BERMUDA) LIMITED
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In Thousands, except per share information)
(Unaudited)
As required under Regulation G of the Securities Exchange Act of 1934, provided below are reconciliations of net income to EBITDA, a non-GAAP financial measure.  The company uses this non-GAAP measure as a key metric for the management of the company and to demonstrate the company’s ability to internally fund capital expenditures and service debt.  The non-GAAP measure is useful in comparisons of oil and gas exploration and production companies as it excludes non-operating fluctuations in assets and liabilities.

	Quarter Ended June 30,		Year Ended June 30,
	2010	2009	2010	2009

Net Income (Loss) as Reported	$12,086	$(17,157)	$27,320	$(571,629)

Total other (income) expense	20,996	19,053	58,483	76,751
Impairment of oil and gas properties	—	—	—	576,996
Depreciation, depletion and amortization	50,556	39,744	181,640	217,207
Income tax expense (benefit)	(4,860)	24,865	16,244	(22,339)

EBITDA	$78,778	$66,505	$283,687	$276,986

EBITDA Per Share
Basic	$1.55	$2.30	$6.92	$9.58
Diluted	$1.54	$2.30	$6.85	$9.58

Weighted Average Number of Common Shares Outstanding
Basic	50,717	28,958	40,992	28,918
Diluted	51,189	28,958	41,384	28,918

ENERGY XXI (BERMUDA) LIMITED
CONSOLIDATED BALANCE SHEETS
(In Thousands, except share information)

	June 30,
ASSETS	2010	2009
Current Assets
Cash and cash equivalents	$14,224	$88,925
Accounts receivable
Oil and natural gas sales	68,675	40,087
Joint interest billings	4,388	17,624
Insurance and other	4,471	2,562
Prepaid expenses and other current assets	34,479	18,064
Derivative financial instruments	19,757	31,404
Total Current Assets	145,994	198,666

Property and Equipment, net of accumulated depreciation, depletion, amortization and impairment
Oil and natural gas properties - full cost method of accounting, including $144.3 million and $165.4 million unevaluated properties at June 30, 2010 and 2009, respectively	1,378,222	1,102,596
Other property and equipment	8,028	9,149
Total Property and Equipment	1,386,250	1,111,745
Other Assets
Derivative financial instruments	14,610	3,838
Debt issuance costs, net of accumulated amortization	19,637	14,413
Total Other Assets	34,247	18,251
Total Assets	$1,566,491	$1,328,662

LIABILITIES
Current Liabilities
Accounts payable	$87,103	$81,025
Accrued liabilities	68,783	36,180
Asset retirement obligations	35,154	66,244
Derivative financial instruments	1,701	15,732
Current maturities of long-term debt	2,518	4,107
Total Current Liabilities	195,259	203,288
Long-term debt, less current maturities, face value of $728,562 and $858,720 at June 30, 2010 and 2009, respectively	772,082	858,720
Deferred income taxes	37,215	26,889
Asset retirement obligations	124,123	77,955
Derivative financial instruments	511	4,818
Other liabilities	740	29,492
Total Liabilities	1,129,930	1,201,162
Stockholders’ Equity
Preferred stock, $0.001 par value, 2,500,000 shares authorized and 1,100,000 shares and no shares issued and outstanding at June 30, 2010 and 2009, respectively.	11	—
Common stock, $0.005 par value, 200,000,000 shares authorized and 50,819,109 and 29,283,052 shares issued and 50,636,719 and 29,150,117 shares outstanding at June 30, 2010 and 2009, respectively	254	146
Additional paid-in capital	901,457	604,724
Accumulated deficit	(492,867)	(515,867)
Accumulated other comprehensive income, net of income taxes	27,706	38,497
Total Stockholders’ Equity	436,561	127,500

Total Liabilities and Stockholders’ Equity	$1,566,491	$1,328,662

ENERGY XXI (BERMUDA) LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, except per share information)

	Quarter Ended June 30,		Year Ended June 30,
	2010	2009	2010	2009

Revenues
Crude oil sales	$109,497	$71,530	$387,935	$292,763
Natural gas sales	29,894	29,568	110,996	141,067
Total Revenues	139,391	101,098	498,931	433,830

Costs and Expenses
Lease operating expense	41,305	24,624	142,612	122,150
Production taxes	1,065	(51)	4,217	5,450
Impairment of oil and gas properties	—	—	—	576,996
Depreciation, depletion and amortization	50,556	39,744	181,640	217,207
Accretion of asset retirement obligations	5,846	5,018	23,487	14,635
General and administrative expense	13,127	6,168	49,667	24,756
Loss (gain) on derivative financial instruments	(730)	(1,166)	(4,739)	(10,147)
Total Costs and Expenses	111,169	74,337	396,884	951,047

Operating Income (Loss)	28,222	26,761	102,047	(517,217)

Other Income (Expense)
Interest income	99	2,044	29,756	7,498
Interest expense	(21,095)	(21,097)	(88,239)	(84,249)
Total Other Expense	(20,996)	(19,053)	(58,483)	(76,751)

Income (Loss) Before Income Taxes	7,226	7,708	43,564	(593,968)

Income Tax Expense (Benefit)	(4,860)	24,865	16,244	(22,339)

Net Income (Loss)	12,086	(17,157)	27,320	(571,629)
Preferred Stock Dividends	1,994	—	4,320	—
Net Income (Loss) Attributable to Common Stockholders	$10,092	$(17,157)	$23,000	$(571,629)

Earnings (Loss) per Share
Basic	$0.20	$(0.59)	$0.56	$(19.77)
Diluted	$0.20	$(0.59)	$0.56	$(19.77)

Weighted Average Number of Common Shares Outstanding
Basic	50,717	28,958	40,992	28,918
Diluted	51,189	28,958	41,384	28,918

ENERGY XXI (BERMUDA) LIMITED
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
(In Thousands)

							Accum.
							Other
							Compre-	Total
					Additional	Retained	Hensive	Stock-
	Preferred Stock		Common Stock		Paid-in	Earnings	Income	holders’
	Shares	Value	Shares	Value	Capital	(Deficit)	(Loss)	Equity

Balance, June 30, 2007			16,841	$84	$363,206	$31,072	$2,764	$397,126
Common stock issued			3		568			568
Restricted shares issued			59
Warrants exercised			52		1,292			1,292
Warrant exchange			12,105	61	236,463			236,524
Warrants repurchased					(20)			(20)
Comprehensive income (loss):
Net income						26,869		26,869
Unrealized loss on derivative
financial instruments, net of
income taxes							(287,774)	(287,774)
Total comprehensive loss								(260,905)
Balance, June 30, 2008			29,060	145	601,509	57,941	(285,010)	374,585
Common stock issued			101	1	589			590
Restricted shares issued			122		2,626			2,626
Common stock dividends						(2,179)		(2,179)
Comprehensive income (loss):
Net loss						(571,629)		(571,629)
Unrealized gain on derivative
financial instruments, net of
income taxes							323,507	323,507
Total comprehensive loss								(248,122)
Balance, June 30, 2009			29,283	146	604,724	(515,867)	38,497	127,500
Common stock issued, net of direct costs			21,466	108	187,810			187,918
Preferred stock issued, net of direct costs	1,100	$11			106,539			106,550
Restricted shares issued			70		2,384			2,384
Preferred stock dividends						(4,320)		(4,320)
Comprehensive income:
Net income						27,320		27,320
Unrealized loss on derivative
financial instruments, net of
income taxes							(10,791)	(10,791)
Total comprehensive income								16,529
Balance, June 30, 2010	1,100	$11	50,819	$254	$901,457	$(492,867)	$27,706	$436,561

ENERGY XXI (BERMUDA) LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	Quarter Ended		Year Ended
	2010	2009	2010	2009

Cash Flows From Operating Activities
Net income (loss)	$12,086	$(17,157)	$27,320	$(571,629)
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Depreciation, depletion and amortization	50,556	39,744	181,640	217,207
Impairment of oil and gas properties	—	—	—	576,996
Deferred income tax expense (benefit)	(4,866)	24,866	16,238	(23,055)
Change in derivative financial instruments
Proceeds from sale of derivative instruments	—	—	5,000	66,480
Other – net	(9,941)	(12,284)	(35,633)	(19,549)
Accretion of asset retirement obligations	5,846	5,018	23,487	14,635
Amortization of deferred gain on debt and debt discount and premium	(2,749)	(1,843)	(36,364)	(5,620)
Amortization and write-off of debt issuance costs	1,763	1,987	7,806	5,245
Stock-based compensation	900	1,018	3,480	4,760
Payment of interest in-kind	4,009	—	4,009	—
Changes in operating assets and liabilities
Accounts receivable	2,745	46,764	(18,398)	91,273
Prepaid expenses and other current assets	(1,448)	13,603	(16,415)	1,146
Settlement of asset retirement obligations	(21,221)	(4,583)	(80,044)	(25,421)
Accounts payable and accrued liabilities	3,093	(46,605)	39,087	(86,633)
Net Cash Provided by Operating Activities	40,773	50,528	121,213	245,835
Cash Flows from Investing Activities
Acquisitions	(17,673)	—	(293,037)	—
Capital expenditures	(46,423)	(11,051)	(145,112)	(266,012)
Insurance payments received	—	—	53,985	—
Proceeds from the sale of properties	—	—	—	3,233
Transfer to restricted cash	2,160	—	—	—
Other	(90)	7	4	(298)
Net Cash Used in Investing Activities	(62,026)	(11,044)	(384,160)	(263,077)
Cash Flows from Financing Activities
Proceeds from the issuance of common and preferred stock, net of offering costs	—	—	294,468	—
Dividends to shareholders	(1,994)	—	(3,988)	(2,179)
Proceeds from long-term debt	107,378	—	205,903	270,794
Payments on long-term debt	(87,988)	(23,275)	(294,013)	(236,707)
Purchase of bonds	—	(1)	—	(90,888)
Debt issuance costs	—	—	(13,030)	(2,270)
Other	(36)	(2,652)	(1,094)	(1,545)
Net Cash Provided by (Used in) Financing Activities	17,360	(25,928)	188,246	(62,795)

Net Increase (Decrease) in Cash and Cash Equivalents	(3,893)	13,556	(74,701)	(80,037)

Cash and Cash Equivalents, beginning of period	18,117	75,369	88,925	168,962

Cash and Cash Equivalents, end of period	$14,224	$88,925	$14,224	$88,925

ENERGY XXI (BERMUDA) LIMITED Operating Highlights	Year Ended June 30,				Period from Inception July 25, 2005 Through
	2010	2009	2008	2007	June 30, 2006
	(In Thousands, Except per Unit Amounts)
Operating revenues
Crude oil sales	$383,928	$278,014	$484,552	$177,783	$29,751
Natural gas sales	69,399	113,156	237,628	131,065	15,934
Hedge gain (loss)	45,604	42,660	(78,948)	32,436	1,427
Total revenues	498,931	433,830	643,232	341,284	47,112
Percent of operating revenues from crude oil
Prior to hedge gain (loss)	84.7%	71.1%	67.1%	57.6%	67.3%
Including hedge gain (loss)	77.8%	67.5%	61.6%	56.8%	62.0%
Operating expenses
Lease operating expense	142,612	122,150	142,859	68,985	9,902
Production taxes	4,217	5,450	8,686	3,595	84
Depreciation, depletion and amortization	181,640	217,207	307,389	145,928	20,357
Impairment of oil and gas properties	—	576,996	—	—	—
General and administrative	49,667	24,756	26,450	26,507	4,361
Other – net	18,748	4,488	14,248	1,054	806
Total operating expenses	396,884	951,047	499,632	246,069	35,510
Operating income (loss)	$102,047	$(517,217)	$143,600	$95,215	$11,602
Sales volumes per day
Natural gas (MMcf)	42.6	47.9	75.7	50.3	27.9
Crude oil (MBbls)	14.7	11.4	13.5	7.8	5.1
Total (MBOE)	21.8	19.3	26.2	16.2	9.7
Percent of sales volumes from crude oil	67.4%	58.7%	51.8%	48.2%	52.1%
Average sales price
Natural gas per Mcf	$4.47	$6.48	$8.57	$7.13	$6.48
Hedge gain per Mcf	2.68	1.60	0.34	0.90	0.86
Total natural gas per Mcf	$7.15	$8.08	$8.91	$8.03	$7.34

Crude oil per Bbl	$71.73	$67.06	$97.72	$62.33	$66.64
Hedge gain (loss) per Bbl	0.75	3.56	(17.82)	5.60	(1.56)
Total crude oil per Bbl	$72.48	$70.62	$79.90	$67.93	$65.08

Total hedge gain (loss) per BOE	$5.74	$6.04	$(8.24)	$5.48	$1.67

Operating revenues per BOE	$62.83	$61.47	$67.16	$57.71	$55.02
Operating expenses per BOE
Lease operating expense
Insurance expense	3.48	2.72	1.90	2.14	0.17
Workover and maintenance	2.47	2.26	2.34	1.40	0.19
Direct lease operating expense	12.01	12.33	10.68	8.12	11.20
Total lease operating expense	17.96	17.31	14.92	11.66	11.56
Production taxes	0.53	0.77	0.91	0.61	0.10
Impairment of oil and gas properties	—	81.75	—	—	—
Depreciation, depletion and amortization	22.87	30.78	32.09	24.68	23.78
General and administrative	6.25	3.51	2.76	4.48	5.09
Other – net	2.36	0.64	1.49	0.18	0.94
Total operating expenses	49.97	134.76	52.17	41.61	41.47
Operating income (loss) per BOE	$12.86	$(73.29)	$14.99	$16.10	$13.55

	Quarter Ended
ENERGY XXI (BERMUDA) LIMITED	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009
Quarterly Highlights
	(In Thousands, Except per Unit Amounts)
Operating revenues
Crude oil sales	$113,908	$117,932	$93,974	$58,114	$58,920
Natural gas sales	19,945	22,872	16,812	9,770	15,168
Hedge gain	5,538	9,323	13,720	17,023	27,010
Total revenues	139,391	150,127	124,506	84,907	101,098
Percent of operating revenues from crude oil
Prior to hedge gain	85.1%	83.8%	84.8%	85.6%	79.5%
Including hedge gain	78.6%	76.0%	78.8%	78.1%	70.8%
Operating expenses
Lease operating expense	41,305	40,832	35,050	25,425	24,624
Production taxes	1,065	870	1,007	1,275	(51)
DD&A	50,556	50,761	44,972	35,351	39,744
General and administrative	13,127	14,452	14,022	8,066	6,168
Other – net	5,116	6,649	8,116	(1,133)	3,852
Total operating expenses	111,169	113,564	103,167	68,984	74,337
Operating income	$28,222	$35,563	$21,339	$15,923	$26,761

Sales volumes per day
Natural gas (MMcf)	48.2	48.4	40.7	33.2	41.1
Crude oil (MBbls)	17.3	17.3	14.2	10.0	11.9
Total (MBOE)	25.3	25.4	20.9	15.5	18.7
Percent of sales volumes from crude oil	68.4%	68.3%	67.6%	64.5%	63.6%

Average sales price
Natural gas per Mcf	$4.55	$5.25	$4.49	$3.20	$4.06
Hedge gain per Mcf	2.27	3.03	2.58	2.90	3.85
Total natural gas per Mcf	$6.82	$8.28	$7.07	$6.10	$7.91

Crude oil per Bbl	$72.42	$75.54	$72.17	$63.44	$54.56
Hedge gain (loss) per Bbl	(2.80)	(2.46)	3.13	8.93	11.68
Total crude oil per Bbl	$69.62	$73.08	$75.30	$72.37	$66.24

Total hedge gain per BOE	$2.40	$4.08	$7.12	$11.95	$15.86

Operating revenues per BOE	$60.50	$65.65	$64.65	$59.59	$59.36
Operating expenses per BOE
Lease operating expense
Insurance expense	3.13	2.89	4.06	4.18	2.56
Workover and maintenance	2.29	3.70	1.39	2.27	2.71
Direct lease operating expense	12.51	11.27	12.74	11.40	9.19
Total lease operating expense	17.93	17.86	18.19	17.85	14.46
Production taxes	0.46	0.38	0.52	0.89	(0.03)
DD&A	21.94	22.20	23.35	24.81	23.34
General and administrative	5.70	6.32	7.28	5.66	3.62
Other – net	2.22	2.91	4.22	(0.80)	2.27
Total operating expenses	48.25	49.67	53.56	48.41	43.66
Operating income (loss) per BOE	$12.25	$15.98	$11.09	$11.18	$15.70

ENERGY XXI (BERMUDA) LIMITED
CONSOLIDATED COSTS INCURRED, CAPITAL EXPENDITURES AND PROVED RESERVES
(Unaudited)
	Year Ended June 30,
	2010	2009	2008
	(In Thousands)
Oil and Gas Activities
Exploration costs	$51,030	$121,554	$114,639
Development costs	92,949	142,848	232,776
Total	143,979	264,402	347,415
Administrative and Other	1,133	1,610	9,758
Total capital expenditures	145,112	266,012	357,173
Property acquisitions
Proved	250,795	—	38,124
Unproved	42,242	—	1,892
Total acquisitions	293,037	—	40,016
Asset retirement obligations, insurance proceeds and other – net	17,996	71,788	(13,321)
Total costs incurred	$456,145	$337,800	$383,868

	Crude Oil	Natural Gas	Total
	(MBbls)	(MMcf)	(MBOE)
Proved reserves at June 30, 2007	30,340	151,832	55,645
Production	(4,959)	(27,716)	(9,578)
Extensions and discoveries	2,520	7,410	3,755
Revisions of previous estimates	1,909	(11,033)	70
Sales of reserves	(21)	(141)	(45)
Purchases of minerals in place	176	8,846	1,651
Proved reserves at June 30, 2008	29,965	129,198	51,498
Production	(4,146)	(17,472)	(7,058)
Extensions and discoveries	971	32,383	6,368
Revisions of previous estimates	4,147	(10,447)	2,406
Sales of reserves	(64)	(247)	(105)
Proved reserves at June 30, 2009	30,873	133,415	53,109
Production	(5,352)	(15,534)	(7,941)
Extensions and discoveries	698	5,637	1,638
Revisions of previous estimates	3,643	7,403	4,877
Purchases of minerals in place	17,621	37,862	23,931
Proved reserves at June 30, 2010	47,483	168,783	75,614

Proved developed reserves
June 30, 2007	20,978	96,751	37,103
June 30, 2008	19,793	77,991	32,792
June 30, 2009	20,183	82,432	33,922
June 30, 2010	36,970	93,610	52,572

Proved undeveloped reserves
June 30, 2007	9,362	55,081	18,542
June 30, 2008	10,172	51,207	18,706
June 30, 2009	10,690	50,983	19,187
June 30, 2010	10,513	75,173	23,042

Conference Call Tomorrow at 9 a.m. CDT, 3 p.m. London Time
Energy XXI will host its year-end conference call tomorrow at 9 a.m. CDT (3 p.m. London time). The dial-in numbers are 1 (631) 813-4724 (U.S.) and (0) 80 0051 3806 (U.K.), and the confirmation code is 98319514. For complete instructions on how to actively participate in the conference call, or to listen to the live audio webcast or a replay, please refer to www.EnergyXXI.com.

Copies of Annual Report
A copy of the company's annual report will be posted to shareholders in due course and a copy will be available on the company's website at www.EnergyXXI.com.

Forward-Looking Statements
All statements included in this release relating to future plans, projects, events or conditions and all other statements other than statements of historical fact included in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon current expectations and are subject to a number of risks, uncertainties and assumptions, including changes in long-term oil and gas prices or other market conditions affecting the oil and gas industry, reservoir performance, the outcome of commercial negotiations and changes in technical or operating conditions, among others, that could cause actual results, including project plans and related expenditures and resource recoveries, to differ materially from those described in the forward-looking statements. Energy XXI assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Competent Person Disclosure
The technical information contained in this announcement relating to operations adheres to the standard set by the Society of Petroleum Engineers. Tom O'Donnell, Vice President of Corporate Development, a registered Petroleum Engineer, is the qualified person who has reviewed and approved the technical information contained in this announcement.

About the Company
Energy XXI is an independent oil and natural gas exploration and production company whose growth strategy emphasizes acquisitions, enhanced by its value-added organic drilling program. The company’s properties are located in the U.S. Gulf of Mexico waters and the Gulf Coast onshore.  Seymour Pierce is Energy XXI’s listing broker in the United Kingdom.  To learn more, visit the Energy XXI website at www.EnergyXXI.com.

Glossary

Barrel – unit of measure for oil and petroleum products, equivalent to 42 U.S. gallons.

BOE – barrels of oil equivalent, used to equate natural gas volumes to liquid barrels at a general conversion rate of 6,000 cubic feet of gas per barrel.

BOE/d – barrels of oil equivalent per day.

Field – an area consisting of a single reservoir or multiple reservoirs all grouped on, or related to, the same individual geological structural feature or stratigraphic condition. The field name refers to the surface area, although it may refer to both the surface and the underground productive formations.

MBBL – thousand barrels of oil.

MBOE – thousand barrels of oil equivalent.

CF – thousand cubic feet of gas.

MMBOE – million barrels of oil equivalent.

MMCF – million cubic feet of gas.

PV10 – the estimated present value of the resource, discounted at a 10 percent annual rate.

Enquiries of the Company
Energy XXI
Stewart Lawrence
Vice President, Investor Relations and Communications
713-351-3006
slawrence@energyxxi.com

Seymour Pierce
Nominated Adviser: Jonathan Wright, Jeremy Porter
Corporate Broking: Richard Redmayne
Tel: +44 (0) 20 7107 8000

Pelham Bell Pottinger
James Henderson
jhenderson@pelhambellpottinger.co.uk
Mark Antelme
mantelme@pelhambellpottinger.co.uk
+44 (0) 20 7861 3232